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                                                           EXHIBIT 23(a)

                        Consent of Independent Auditors


          We hereby consent to the application of our report dated March 26, 2001, included in this Form S-8 of Direct III Marketing, Inc., relating to the consolidated financial statements for the years ended December 31, 2000 and 1999.



                                              /s/ Swenson Advisors, LLP
                                              -------------------------
                                              Swenson Advisors, LLP

San Diego, California
September 20, 2001

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